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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2004
                                                ------------------------
                          Heartland Partners, L.P.
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           (Exact name of registrant as specified in its charter)

                                    Delaware
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       (State or other jurisdiction of incorporation or organization)

         1-10520                                     36-3606475
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 (Commission File Number)             (I.R.S. Employer Identification No.)

330 N. Jefferson Court, Chicago, Illinois                60661
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 575-0400
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                            HEARTLAND PARTNERS, L.P.


Item 5. Other Events

On April 7, 2004, Heartland Partners, L.P. (the "Company")issued a press release announcing the appointment of George Lightbourn to the Board of Managers (the "Board") of HTI Interests, LLC, general partner of the Company and to the Board's Audit Committee. A copy of the press release is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.        Description
-----------        ---------------------------------------------------------
99.1               Press release of Heartland Partners, L.P. dated April 7,
                   2004 (filed herewith)






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                            HEARTLAND PARTNERS, L.P.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEARTLAND PARTNERS, L.P.

Date:   April 13, 2004                 By: /s/ Lawrence S. Adelson
      -----------------------              ----------------------------------
                                           Lawrence S. Adelson
                                           Manager of HTI Interests, LLC,
                                           General Partner






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                            HEARTLAND PARTNERS, L.P.



                                  EXHIBIT INDEX




Exhibit No.        Description
-----------        ---------------------------------------------------------
99.1               Press release of Heartland Partners, L.P. dated April 7,
                   2004 (filed herewith)







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                                                                  EXHIBIT 99.1

                    Heartland Partners, L.P.
                    330 N. Jefferson Court, Suite 305
                    Chicago, IL 60661
                    312-575-0400



For further Information:

At Heartland Partners, L.P.:                    At The Investor Relations Co.:
Richard Brandstatter                            Karl Plath or
President                                       Brien Gately
(312) 575-0400                                  (847) 296-4200


FOR IMMEDIATE RELEASE


            HEARTLAND PARTNERS APPOINTS GEORGE LIGHTBOURN TO BOARD


CHICAGO, April 7, 2004--Heartland Partners, L.P. (AMEX: HTL), today announced George Lightbourn, a long-time Wisconsin state official, has been appointed to the board of managers and the board's audit committee.

Lightbourn, of Monona, Wisconsin, is currently a Senior Fellow with the Wisconsin Policy Research Institute, a Milwaukee-based think tank focusing on Wisconsin public policy issues. Prior to that he served under two governors as Secretary of the Wisconsin Department of Administration, a post he held from January 2000 to January 2003. From 1995 to 1999 he was deputy secretary of the Department of Administration. Lightbourn also held several other budget and management posts in Wisconsin state government beginning in 1977.

He has served on numerous boards including the Wisconsin Investment Board, the UW Hospital and Clinics Authority Board, the Educational Communications Board, the Wisconsin Housing and Economic Development Authority Board and the Wisconsin Center Board. He currently serves on the Madison Cultural Arts District Board, the Monona Economic Development Committee and the Board of Directors of SpaceMetrics, a commercial cabinet company in Oregon Wisconsin.

Lightbourn received a B.A. and M.A. from the University of Wisconsin-Madison. He is married and has three grown children.

About Heartland
Heartland Partners is a Chicago-based real estate partnership with properties in 14 states, primarily in the upper Midwest and northern United States. CMC Heartland is a subsidiary of Heartland Partners, L.P. CMC is the successor to the Milwaukee Road Railroad, founded in 1847.


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